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                            For Ohio Residents Only
                        Prudential Municipal Series Fund
                             (Hawaii Income Series)
                       Supplement dated December 11, 1995
                        Prospectus dated November 1, 1995

    The Series is non-diversified and can invest a greater percentage of its assets in the securities of a single issuer than a diversified Series. Investment in the Series may therefore include a greater risk to the investor in that the loss from the default of a single issuer may represent a greater portion of the total assets of the Series' portfolio. This investment policy does not comply with subparagraph (7) of Rule 1301:6-3-09(E) of the Ohio Administrative Code.
Illiquid Securities
    As described on page 10, the Series is permitted to invest up to 15% of its net assets in illiquid securities including securities with legal or contractual restrictions on resale (restricted securities). Restricted securities eligible for resale under Rule 144A of the Securities Act of 1933 are excluded from this 15% limitation provided they have a readily available market. The State of Ohio generally prohibits an investment company from investing more than 15% in securities which are restricted as to disposition (including Rule 144A securities), unless special notice is provided to investors. In accordance with Ohio regulations, the Series is permitted to invest in securities which are restricted as to disposition including restricted securities eligible for resale under Rule 144A of the Securities Act of 1933 in an amount not more than 50% of the total assets of the Series.
MF165C-1
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